Exhibit 32.1


   CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
 SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002

         In connection with the filing of Zunicom, Inc. and Subsidiaries (the "Company") Quarterly Report on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, William Tan, President and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

           (2)The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company,


/s/ William Tan
--------------------
William Tan
President and Chief Executive Officer
(principal executive officer)

May 12, 2006




























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